                                                                    EXHIBIT 99.1

                    COTT CORPORATION REPORTS RECORD RESULTS;
                         SALES UP 18% IN FIRST QUARTER;
                          EARNINGS PER SHARE RISE 36%;
                        COMPANY RAISES GUIDANCE FOR 2003

                        (All information in U.S. dollars)

TORONTO - April 16, 2003 - Extending its profitable operating performance into a fifth year, Cott Corporation (NYSE:COT; TSX:BCB) today announced record sales and earnings per share for the first quarter ended March 29, 2003. The Company reported operating income of $24.8 million, up 35% from last year's $18.4 million.

"Fueled by growth with key customers, this performance adds to Cott's forward momentum," said Frank E. Weise, Cott's chairman, president and chief executive officer. "The acceleration in sales is a result of the enhanced retailer brand offerings to existing customers and the Company's relentless focus on meeting the needs of our customers. 2003 is expected to be another winning year for our customers, suppliers, employees and shareowners."

Sales in the first quarter were up 18% to $295 million compared to $250 million last year. Excluding the impact of acquisitions sales were up 13%. The Company's U.S. business unit led with a 21% increase versus the same period last year, a 16% increase excluding the impact of acquisitions. Sales in Canada were down 1%, while in the U.K./Europe business unit, sales rose by 6%. The International unit, which includes RC International and CEMSA, the recently formed Mexican venture, reported sales of $7 million.

Led by gains in plant efficiencies, particularly in the U.K., gross margin for the quarter was 19.1%, up from 18.9% in the fourth quarter 2002 and 18.4% in the first quarter last year. Earnings from continuing operations were $0.15 per diluted share, an increase of 36% from last year's reported $0.11 (before one-time charges).

During the quarter, the Company adopted FAS 145, which no longer allows early debt redemption costs to be recorded as extraordinary items. As a consequence, last year's results have been revised in Exhibits 1 and 3, the consolidated statements of income and cash flows. Tables with supplemental information attached as Exhibits 2 and 4 show First Quarter 2002 on both an as reported and on a revised basis.

The Company also amended its guidance for the full year, raising its estimate of earnings per diluted share to $0.93-$0.96 from $0.90 to $0.92. Sales are expected to increase 10-12% up from 9-11%. EBITDA is expected to reach $187 million from $185 million (see below for discussion of EBITDA). Capital spending is expected to be held to $50 million in 2003.

                                      * * *


FIRST QUARTER RESULTS CONFERENCE CALL

Cott Corporation will host a conference call today (April 16, 2003) at approximately 11:30 AM ET to discuss these results.

For those who wish to listen to the presentation, there is a listen-only dial-in telephone line, which can be accessed as follows:

         North America:    800-814-4860
         International:    416-640-4127


ANNUAL GENERAL MEETING

Cott Corporation's annual general meeting of shareowners will take place on Thursday, April 17, 2003 at 8:30 AM ET.

WEBCAST

To access the conference call today and the Annual General Meeting on April 17th over the Internet, please visit Cott's website at http://www.cott.com on both dates at least fifteen minutes early to register, download, and install any necessary audio/video software. For those who are unable to access the live broadcasts, a replay will be available at Cott's website following these events until April 24, 2003. First quarter 2003 supplementary financial information for the conference call is available in Investor Relations/Financial Reports section of Cott's website.

ABOUT COTT CORPORATION

Cott Corporation is the world's largest retailer brand soft drink supplier, with the leading take home carbonated soft drink market shares in this segment in its core markets of the United States, Canada and the United Kingdom.

NON-GAAP MEASURE

EBITDA is defined as earnings from continuing operations before interest, income taxes, depreciation, amortization and unusual items. Although it is not a recognized measure of performance under U.S. GAAP, EBITDA is presented because it is a widely accepted financial indicator of a company's ability to incur and service indebtedness. EBITDA should not be considered as an alternative to income from continuing operations, net income, cash flows from operations or any other indicator of Cott's performance or liquidity, determined in accordance with U.S. GAAP. A table reconciling EBITDA with appropriate GAAP financial statement measures is included as an exhibit to this release.

SAFE HARBOR STATEMENTS

This press release contains forward-looking statements reflecting management's current expectations regarding future results of operations, economic performance, financial condition and achievements of the Company. Forward-looking statements, specifically those concerning future performance, are subject to certain risks and uncertainties, and actual results may differ materially. These risks and uncertainties are detailed from time to time in the Company's filings with the appropriate securities commissions, and include, without limitation, stability of procurement costs for raw and packaging materials, adverse weather conditions, competitive activities by national, regional and retailer brand beverage manufacturers, the Company's ability to integrate acquired business into its operations, fluctuations in currency versus the U.S. dollar, the uncertainties of litigation, loss of key customers and retailers' continued commitment to their retailer brand beverage programs. The foregoing list of factors is not exhaustive. The Company undertakes no obligation to publicly update or revise any forward-looking statements.

COTT CONTACTS

Media Relations
Rod Jimenez            Tel: (416) 203-5606

Investor Relations
Edmund O'Keeffe        Tel: (416) 203-5617

 COTT CORPORATION                                                      EXHIBIT 1
 CONSOLIDATED STATEMENTS OF INCOME
 (IN MILLIONS OF US DOLLARS EXCEPT PER SHARE AMOUNTS, US GAAP)
 UNAUDITED


                                                                   FOR THE THREE MONTHS ENDED
                                                               ----------------------------------
                                                               MARCH 29, 2003      MARCH 30, 2002(1)
                                                               --------------      --------------
SALES                                                             $   295.3           $   250.0
Cost of sales                                                         238.9               203.9
                                                                  ---------           ---------
GROSS PROFIT                                                           56.4                46.1
Selling, general and
  administrative expenses                                              31.6                27.7
                                                                  ---------           ---------
OPERATING INCOME                                                       24.8                18.4

Other expense, net                                                      0.5                14.0
Interest expense, net                                                   7.7                 9.3
Minority interest                                                       0.6                 0.5
                                                                  ---------           ---------

INCOME (LOSS) BEFORE INCOME TAXES AND EQUITY LOSS                      16.0                (5.4)

Income taxes                                                           (5.4)                3.4
Equity loss                                                            (0.1)                 --
                                                                  ---------           ---------

INCOME (LOSS) FROM CONTINUING OPERATIONS                               10.5                (2.0)

Cumulative effect of change in accounting principle                      --               (44.8)
                                                                  ---------           ---------
NET INCOME (LOSS)                                                 $    10.5           $   (46.8)
                                                                  =========           =========

VOLUME - 8 OZ EQUIVALENT CASES                                        208.1               173.3

INCOME PER SHARE - BASIC
  Income (loss) from continuing operations                        $    0.15           $   (0.03)
  Cumulative effect of change in accounting principle             $      --           $   (0.73)
  Net income (loss)                                               $    0.15           $   (0.76)

INCOME PER SHARE - DILUTED
  Income (loss) from continuing operations                        $    0.15           $   (0.03)
  Cumulative effect of change in accounting principle             $      --           $   (0.73)
  Net income (loss)                                               $    0.15           $   (0.76)


(1) Revised to reflect the implementation of SFAS 145, which no longer allows early debt redemption costs to be recorded as extraordinary items.

 COTT CORPORATION                                                      EXHIBIT 2
 SUPPLEMENTAL INCOME INFORMATION
 (IN MILLIONS OF US DOLLARS EXCEPT PER SHARE AMOUNTS, US GAAP)
 UNAUDITED

                                                                        FOR THE THREE MONTHS ENDED
                                                          ----------------------------------------------------------
                                                                                   REVISED           AS REPORTED
                                                          MARCH 29, 2003       MARCH 30, 2002(1)    MARCH 30, 2002(2)
                                                          --------------       --------------       --------------
SALES                                                      $   295.3            $   250.0            $   250.0
Cost of sales                                                  238.9                203.9                203.9
                                                           ---------            ---------            ---------
GROSS PROFIT                                                    56.4                 46.1                 46.1

Selling, general and
  administrative expenses                                       31.6                 27.7                 27.7
                                                           ---------            ---------            ---------
OPERATING INCOME                                                24.8                 18.4                 18.4

Other expense, net                                               0.5                 14.0(3)              (0.1)(3)
Interest expense, net                                            7.7                  9.3                  9.3
Minority interest                                                0.6                  0.5                  0.5
                                                           ---------            ---------            ---------
INCOME (LOSS) BEFORE INCOME TAXES AND EQUITY LOSS               16.0                 (5.4)                 8.7

Income taxes                                                    (5.4)                 3.4(3)              (1.1)(3)
Equity loss                                                     (0.1)                  --                   --
                                                           ---------            ---------            ---------
INCOME (LOSS) FROM CONTINUING OPERATIONS                        10.5                 (2.0)                 7.6
Extraordinary item                                                --                   --                 (9.6)
Cumulative effect of change in accounting principle               --                (44.8)               (44.8)
                                                           ---------            ---------            ---------
NET INCOME (LOSS)                                          $    10.5            $   (46.8)           $   (46.8)
                                                           =========            =========            =========


VOLUME - 8 OZ EQUIVALENT CASES                                 208.1                173.3                173.3

INCOME PER SHARE - BASIC
  Income (loss) from continuing operations                 $    0.15            $   (0.03)           $    0.12
  Extraordinary item                                       $      --            $      --            $   (0.15)
  Cumulative effect of change in accounting principle      $      --                (0.73)           $   (0.73)
  Net income (loss)                                        $    0.15            $   (0.76)           $   (0.76)

INCOME PER SHARE - DILUTED
  Income (loss) from continuing operations                 $    0.15            $   (0.03)           $    0.11
  Extraordinary item                                       $      --            $      --            $   (0.15)
  Cumulative effect of change in accounting principle      $      --            $   (0.73)           $   (0.73)
  Net income (loss)                                        $    0.15            $   (0.76)           $   (0.76)



(1) Revised to reflect the implementation of SFAS 145, which no longer allows early debt redemption costs to be recorded as extraordinary items.

(2)  As reported in April 2002 and based on US GAAP in effect at that time.

(3) As a result of SFAS 145, other expense has been increased by $14.1 million and income taxes have been reduced by $4.5 million, decreasing income from continuing operations by $9.6 million or $0.14 per diluted share.

 COTT CORPORATION                                                      EXHIBIT 3
 CONSOLIDATED STATEMENTS OF CASH FLOWS
 (IN MILLIONS OF US DOLLARS, US GAAP)
 UNAUDITED

                                                               FOR THE THREE MONTHS ENDED
                                                            ---------------------------------
                                                            MARCH 29, 2003     MARCH 30, 2002(1)
                                                            --------------     --------------
OPERATING ACTIVITIES
Income (loss) from continuing operations                      $   10.5           $    (2.0)
Depreciation and amortization                                     12.1                10.3
Amortization of financing fees                                     0.9                 0.5
Deferred income taxes                                              2.1                (4.2)
Minority interest                                                  0.6                 0.5
Equity loss                                                        0.1                  --
Other non-cash items                                               0.3                 4.5
Net change in non-cash working capital from
   continuing operations                                          (1.7)              (24.8)
                                                              --------           ---------

Cash provided by (used in) operating activities                   24.9               (15.2)
                                                              --------           ---------
INVESTING ACTIVITIES
Additions to property, plant and equipment                       (10.1)              (10.7)
Acquisitions and equity investments                               (0.3)               (1.8)
Proceeds from disposal of property, plant & equipment               --                 0.2
Other                                                               --                (0.8)
                                                              --------           ---------

Cash used in investing activities                                (10.4)              (13.1)
                                                              --------           ---------
FINANCING ACTIVITIES
Payments of long-term debt                                       (38.0)             (277.6)
Short-term borrowings                                             21.7                14.5
Decrease in cash in trust                                           --               297.3
Distributions to subsidiary minority shareowner                   (1.2)               (0.3)
Issue of common shares                                             1.1                 4.7
                                                              --------           ---------

  Cash provided by (used in) financing activities                (16.4)               38.6
                                                              --------           ---------

Effect of exchange rate changes on cash                             --                (0.1)
                                                              --------           ---------

NET INCREASE (DECREASE) IN CASH                                   (1.9)               10.2

CASH, BEGINNING OF PERIOD                                          3.3                 3.9
                                                              --------           ---------

CASH, END OF PERIOD                                           $    1.4           $    14.1
                                                              ========           =========


(1) Revised to reflect the implementation of SFAS 145, which no longer allows early debt redemption costs to be recorded as extraordinary items.

COTT CORPORATION                                                       EXHIBIT 4
SUPPLEMENTAL CASH FLOW INFORMATION
(IN MILLIONS OF US DOLLARS, US GAAP)
UNAUDITED

                                                                      FOR THE THREE MONTHS ENDED
                                                       ------------------------------------------------------
                                                                               REVISED           AS REPORTED
                                                        MARCH 29, 2003     MARCH 30, 2002(1)   MARCH 30, 2002(2)
                                                       ---------------     --------------      --------------
OPERATING ACTIVITIES
Income (loss) from continuing operations                  $    10.5          $     (2.0)         $     7.6
Depreciation and amortization                                  12.1                10.3               10.3
Amortization of financing fees                                  0.9                 0.5                0.5
Deferred income taxes                                           2.1                (4.2)               0.3
Minority interest                                               0.6                 0.5                0.5
Equity loss                                                     0.1                  --                 --
Other non-cash items                                            0.3                 4.5                1.0
Net change in non-cash working capital from
   continuing operations                                       (1.7)              (24.8)             (24.8)
                                                          ---------          ----------          ---------
Cash provided by (used in) operating activities                24.9               (15.2)              (4.6)

Cash cost of redemption of long-term debt                        --                  --              (10.6)
                                                          ---------          ----------          ---------
Cash provided by (used in) operating activities                24.9               (15.2)             (15.2)
                                                          ---------          ----------          ---------

INVESTING ACTIVITIES
Additions to property, plant and equipment                    (10.1)              (10.7)             (10.7)
Acquisitions and equity investments                            (0.3)               (1.8)              (1.8)
Proceeds from disposal of property, plant & equipment            --                 0.2                0.2
Other                                                            --                (0.8)              (0.8)
                                                          ---------          ----------          ---------

Cash used in investing activities                             (10.4)              (13.1)             (13.1)
                                                          ---------          ----------          ---------

FINANCING ACTIVITIES
Payments of long-term debt                                    (38.0)             (277.6)            (277.6)
Short-term borrowings                                          21.7                14.5               14.5
Decrease in cash in trust                                        --               297.3              297.3
Distributions to subsidiary minority shareowner                (1.2)               (0.3)              (0.3)
Issue of common shares                                          1.1                 4.7                4.7
                                                          ---------          ----------          ---------

  Cash provided by (used in) financing activities             (16.4)               38.6               38.6
                                                          ---------          ----------          ---------

Effect of exchange rate changes on cash                          --                (0.1)              (0.1)
                                                          ---------          ----------          ---------

NET INCREASE (DECREASE) IN CASH                                (1.9)               10.2               10.2

CASH, BEGINNING OF PERIOD                                       3.3                 3.9                3.9
                                                          ---------          ----------          ---------

CASH, END OF PERIOD                                       $     1.4          $     14.1          $    14.1
                                                          =========          ==========          =========

(1) Revised to reflect the implementation of SFAS 145, which no longer allows early debt redemption costs to be recorded as extraordinary items.

(2)  As reported in April 2002 and based on US GAAP in effect at that time.

 COTT CORPORATION                                                      EXHIBIT 5
 CONSOLIDATED BALANCE SHEETS
 (IN MILLIONS OF US DOLLARS, US GAAP)

                                                UNAUDITED           AUDITED
                                             MARCH 29, 2003    DECEMBER 28, 2002
                                             --------------    -----------------
 ASSETS
 CURRENT ASSETS
 Cash                                           $     1.4          $     3.3
 Accounts receivable                                130.6              136.2
 Inventories                                         87.4               78.0
 Prepaid expenses                                    11.7                7.2
                                                ---------          ---------
                                                    231.1              224.7

 PROPERTY, PLANT AND EQUIPMENT                      274.4              273.0
 GOODWILL                                            78.9               77.0
 INTANGIBLES AND OTHER ASSETS                       207.2              210.7
                                                ---------          ---------
                                                $   791.6          $   785.4
                                                =========          =========

 LIABILITIES AND SHAREOWNERS' EQUITY

 CURRENT LIABILITIES
 Short-term borrowings                          $    43.0          $    21.3
 Current maturities of long-term debt                17.2               16.5
 Accounts payable and accrued liabilities           130.3              127.3
                                                ---------          ---------
                                                    190.5              165.1

 LONG-TERM DEBT                                     302.9              339.3
 OTHER LIABILITIES                                   37.1               36.2
                                                ---------          ---------
                                                    530.5              540.6

 MINORITY INTEREST                                   26.0               26.6

 SHAREOWNERS' EQUITY
 Capital stock                                      249.2              248.1
 Retained earnings                                   16.4                5.9
 Accumulated other comprehensive income             (30.5)             (35.8)
                                                ---------          ---------
                                                    235.1              218.2
                                                ---------          ---------
                                                $   791.6          $   785.4
                                                =========          =========

COTT CORPORATION                                                       EXHIBIT 6
SEGMENT INFORMATION
(IN MILLIONS OF US DOLLARS, US GAAP)
UNAUDITED

                                                   FOR THE THREE MONTHS ENDED
                                                --------------------------------
                                                MARCH 29, 2003    MARCH 30, 2002
                                                --------------    --------------
SALES
  USA                                             $   226.6         $   187.5
  Canada                                               31.8              32.0
  UK & Europe                                          29.5              27.9
  International                                         7.2               2.6
  Corporate & Other                                     0.2                --
                                                  ---------         ---------
                                                  $   295.3         $   250.0
                                                  =========         =========

OPERATING INCOME (LOSS)
  USA                                             $    25.5         $    20.3
  Canada                                                0.8               1.8
  UK & Europe                                          (0.3)             (3.4)
  International                                         1.3               0.6
  Corporate & Other                                    (2.5)             (0.9)
                                                  ---------         ---------
                                                  $    24.8         $    18.4
                                                  =========         =========

COTT CORPORATION                                                       EXHIBIT 7
SUPPLEMENTARY INFORMATION - NON GAAP MEASURES
(IN MILLIONS OF US DOLLARS)
UNAUDITED

                                                   FOR THE THREE MONTHS ENDED
                                                 -------------------------------
                                                 MARCH 29, 2003   MARCH 30, 2002
                                                 --------------   --------------
INCOME (LOSS) FROM CONTINUING OPERATIONS            $   10.5         $   (2.0)

   Depreciation and amortization                        12.1             10.3
   Interest expense, net                                 7.7              9.3
   Income taxes                                          5.4             (3.4)
   Debt redemption costs                                  --             14.1
                                                    --------         --------
EBITDA                                              $   35.7         $   28.3
                                                    ========         ========

FOR THE YEAR ENDED JANUARY 3, 2004 -- GUIDANCE

INCOME FROM CONTINUING OPERATIONS                   $     69

   Depreciation and amortization                          51
   Interest expense, net                                  30
   Income taxes                                           37
                                                    --------
EBITDA                                                   187
                                                    ========


EBITDA is defined as earnings from continuing operations before interest, income taxes, depreciation, amortization and unusual items. EBITDA should not be considered as an alternative to income from continuing operations, net income or any other indicator of Cott's performance or to cash flows from operating, investing or financing activities as a measure of liquidity, determined in accordance with U.S. GAAP. Cott's method of calculating EBITDA may differ from methods used by other companies and, accordingly, Cott's EBITDA may not be comparable to similarly titled measures used by other companies.